LETTER OF TRANSMITTAL

HCC Insurance Holdings, Inc.

Offer For All Outstanding

2.00% Convertible Notes Due 2021
In Exchange For
2.00% Convertible Exchange Notes Due 2021
Pursuant to the Offering Memorandum, dated October 18, 2004

       THIS EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON THURSDAY, NOVEMBER 18, 2004 (THE “EXPIRATION DATE”), UNLESS EXTENDED. TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

Delivery to:

WACHOVIA BANK, NATIONAL ASSOCIATION, EXCHANGE AGENT

By Registered or Certified Mail:

Wachovia Bank, National Association

1525 West WT Harris Blvd
Charlotte, North Carolina 28288-1153

By Hand or Overnight Courier:

Wachovia Bank, National Association

1525 West WT Harris Blvd
Charlotte, North Carolina 28262

By Facsimile:

704-590-7628

Attention: Marsha Rice
Confirm by Telephone: 704-590-7413

      THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES, IS AT THE RISK OF THE HOLDER. DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

      HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE NEW NOTES FOR THEIR OLD NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR OLD NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

      All capitalized terms used but not defined herein shall have the meaning ascribed to them in the Offering Memorandum, dated October 18, 2004 (the “Offering Memorandum”), of HCC Insurance Holdings, Inc. (the “Company”).

      By execution hereof, the undersigned acknowledges receipt of the Offering Memorandum, and this Letter of Transmittal and the instructions hereto (the “Letter of Transmittal”), which together constitute the Company’s offer (the “Exchange Offer”) to exchange an aggregate principal amount of up to $172,442,000 of the Company’s 2.00% Convertible Exchange Notes due 2021 (the “New Notes”) for a like principal amount of the Company’s issued and outstanding 2.00% Convertible Notes due 2021 (the “Old Notes”) from the registered holders thereof (the “Holders”). The Company will pay accrued and unpaid interest in cash up to the Expiration Date to each Holder. The Exchange Offer is being made by the Company pursuant to an exemption from registration under Section 3(a)(9) of the Securities Act, as amended (the “Securities Act”).

      The Company reserves the right, at any time, or from time to time, to extend the Exchange Offer and to amend any of the terms and conditions of the exchange offer, other than conditions in accordance with applicable law, at its sole discretion, in which event the term “Expiration Date” shall mean the latest time and date to which the Exchange Offer is extended. The Company shall notify the holders of the Old Notes of any amendment or extension promptly by means of a press release or other public announcement.

      This Letter of Transmittal is to be completed by a holder of Old Notes either if certificates are to be forwarded herewith or if a tender of certificates for Old Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in the section of the Offering Memorandum entitled “The Exchange Offer — Procedures for Exchange — Tender of Old Notes Through DTC”. Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Notes into the Exchange Agent’s account at DTC (a “Book-Entry Confirmation”) and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in the section of the Offering Memorandum entitled “The Exchange Offer — Procedures for Exchange — Guaranteed Delivery Procedures.” See Instruction 1.

Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

      By causing Old Notes to be credited to the Exchange Agent’s account at DTC in accordance with DTC’s procedures for transfer, including the transmission by DTC of an Agent’s Message to the Exchange Agent, the DTC participant will be deemed to confirm, on behalf of itself and the beneficial owners of such Old Notes, all provisions of this Letter of Transmittal applicable to it and such beneficial owners as fully as if it had completed the information required herein and executed and delivered this Letter of Transmittal to the Exchange Agent. As used herein, the term “Agent’s Message” means a message, electronically transmitted by DTC to and received by the Exchange Agent, and forming a part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgment from a holder of Old Notes stating that such holder has received and agrees to be bound by, and makes each of the representations and warranties contained in this Letter of Transmittal and, further, that such holder agrees that the Company may enforce this Letter of Transmittal against such holder.

      New Notes issued in exchange for Old Notes will be issued only in the form of one or more fully registered global notes, which will be deposited with, or on behalf of the depositary, initially, DTC, and registered in the name of the depositary’s nominee. See the section of the Offering Memorandum entitled “Description of New Notes — Book-Entry System for New Notes” for additional information regarding the global notes.

      The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Notes must complete this letter in its entirety.

      Upon the terms and subject to the conditions of the Exchange Offer, the acceptance of the Old Notes validly tendered and not withdrawn and the issuance of the New Notes will be made promptly following the Expiration Date. For purposes of the Exchange Offer, the Company shall be deemed to have accepted for exchange validly tendered Old Notes when, as and if the Company has given written notice thereof to the Exchange Agent.

      List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate or registration numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal.

DESCRIPTION OF OLD NOTES

	1	2	3

		Aggregate	Principal
	Certificate	Principal Amount	Amount
Name(s) and Address(es) of Registered Holder(s)	Number(s)*	of Old Notes	Tendered**

Total

* Need not be completed by holders tendering by book-entry transfer.
** Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount with respect to all Old Notes listed. See Instruction 2.

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY DTC TO THE EXCHANGE AGENT’S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Book-Entry Account No.:

Transaction Code No.:

      If holders desire to tender Old Notes pursuant to the Exchange Offer and (i) certificates representing such Old Notes are not lost but are not immediately available, (ii) time will not permit this Letter of Transmittal, certificates representing such Old Notes or other required documents to reach the Exchange Agent prior to the Expiration Date or (iii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such holders may effect a tender of such Old Notes in accordance with the guaranteed delivery procedures set forth in the section of the Offering Memorandum entitled “The Exchange Offer — Procedures for Exchange — Guaranteed Delivery Procedures.”

☐	CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Holder(s) of Old Notes:

Window Ticket No. (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Eligible Institution that Guaranteed Delivery:

If Delivered by Book-Entry Transfer, provide the following information:

Account Number:

Transaction Code Number:

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

      The undersigned hereby tenders to the Company the aggregate principal amount of Old Notes indicated in this Letter of Transmittal, upon the terms and subject to the conditions set forth in the Company’s Offering Memorandum dated October 18, 2004 (the “Offering Memorandum”), receipt of which is hereby acknowledged, and in this Letter of Transmittal, which together constitute the Company’s offer (the “Exchange Offer”) to exchange an aggregate principal amount of up to $172,442,000 of the Company’s 2.00% Convertible Exchange Notes due 2021 (the “New Notes”) for a like principal amount of the Company’s issued and outstanding 2.00% Convertible Notes due 2021 (the “Old Notes” and, together with the New Notes, the “Notes”).

      Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby irrevocably: (i) sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes as are being tendered hereby (ii) waives any and all rights with respect to the Old Notes tendered; (iii) releases and discharges HCC and the Trustee with respect to the Old Notes from any and all claims such holder may have, now or in the future, arising out of or related to the Old Notes, and (iv) hereby irrevocably constitutes and appoints the Exchange Agent as attorney-in-fact of the undersigned with respect to such Old Notes (with full knowledge that the Exchange Agent also acts as agent of the Company as Trustee and Registrar under the Indenture for the Old Notes and the New Notes), with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), subject only to the rightful withdrawal rights described in the Offering Memorandum, to:

(a) deliver such Old Notes in registered certificated form, or transfer ownership of such Old Notes through book-entry transfer at the Book-Entry Transfer Facility, to or upon the order of the Company, upon receipt by the Exchange Agent, as the undersigned’s agent, of the same aggregate principal amount of New Notes of the same series; and

(b) receive, for the account of the Company, all benefits and otherwise exercise, for the account of the Company, all rights of beneficial ownership of the Old Notes tendered hereby in accordance with the terms of the Exchange Offer.

      The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sale agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim when the same are accepted by the Company. The undersigned has read and agrees to all of the terms of the Exchange Offer. The undersigned hereby acknowledges that the Exchange Offer is being made by the Company pursuant to an exemption from registration under Section 3(a)(9) of the Securities Act.

      The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the section of the Offering Memorandum entitled “The Exchange Offer — Procedures for Exchange — Withdrawal of Tenders.”

      The undersigned understands and agrees that the Company reserves the right not to accept tendered Old Notes from any tendering holder if the Company determines, in its sole and absolute discretion, that such acceptance could result in a violation of applicable securities laws.

      The undersigned understands and acknowledges that the Company reserves the right in its sole discretion to purchase or make offers for any Old Notes that remain outstanding subsequent to the Expiration Date or, as set forth in the section of the Offering Memorandum entitled “The Exchange Offer — Expiration Date; Extensions; Amendments”, to amend or terminate the Exchange Offer and, to the extent permitted by applicable law, purchase restricted notes in the open market, in privately negotiated transactions or otherwise. The terms of any such purchases or offers could differ from the terms of the Exchange Offer.

      The undersigned understands that the Company may accept the undersigned’s tender upon expiration of the Exchange Offer by delivering written notice of acceptance to the Exchange Agent, at which time the undersigned’s right to withdraw such tender will terminate. For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered restricted notes when, as and if the Company has given oral (which shall be confirmed in writing) or written notice thereof to the Exchange Agent.

      The undersigned hereby represents and warrants that it is not prohibited from selling to or otherwise doing business with “U.S. Persons” and “persons subject to the jurisdiction of the United States” by any of the regulations of the U.S. Department of Treasury Office of Foreign Assets Control, pursuant to 31 C.F.R. Chapter V, or any legislation or executive orders relating thereto.

      The undersigned understands that tenders of Old Notes pursuant to the procedures set forth in the section of the Offering Memorandum entitled — The Exchange Offer — Effect of Tender — and in the instructions hereto will constitute a binding agreement between the undersigned, the Company and the Exchange Agent in accordance with the terms and subject to the conditions of the Exchange Offer.

      The undersigned recognizes that, under certain circumstances set forth in the Offering Memorandum, the Company may not be required to accept for exchange any of the Old Notes tendered hereby.

      If any tendered Old Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted restricted notes will be returned, at the Company’s cost and expense, to the undersigned at the address shown below or at a different address as may be indicated herein under “Special Delivery Instructions” (or, in the case of Old Notes tendered by book-entry transfer, such Old Notes will be credited to an account maintained at DTC) as promptly as practicable after the Expiration Date. Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, please issue the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at DTC. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, please send the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled “Description of Old Notes” or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at DTC.

      THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF OLD NOTES” ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

HOLDERS OF OLD NOTES

SIGN HERE
(TO BE COMPLETED BY ALL TENDERING HOLDERS OF OLD NOTES REGARDLESS OF WHETHER OLD NOTES ARE BEING PHYSICALLY DELIVERED HEREWITH)

(Signature(s) of Holder(s) of Old Notes)

Date:

________________________________________________________________________________

      If a holder is tendering any Old Notes, this Letter of Transmittal must be signed by the holder(s) as the name(s) appear(s) on the certificate(s) for the Old Notes or on a securities position listing or by any person(s) authorized to become (a) holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. SEE INSTRUCTION 3.

Capacity (Full Title):

Name(s):

(Please Print)

Address:

(Include Zip Code)

Area Code and Telephone Number:

Tax Identification or Social Security Number(s):

GUARANTEE OF SIGNATURE(S)

(If required — see Instructions 3)

Authorized:

Name:

(Please Type or Print)

Title:

Name of Firm:

Address:

(Include Zip Code)

Area Code and Telephone Number:

Date:

________________________________________________________________________________

SPECIAL ISSUANCE INSTRUCTIONS

(SEE INSTRUCTIONS 3 AND 4)

     To be completed ONLY if certificates for Old Notes not exchanged and/or New Notes are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) above on this Letter of Transmittal, or if Old Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above. New Notes issued in exchange for Old Notes will be issued only in the form of one or more fully registered global notes, which will be deposited with, or on behalf of the depositary, initially, DTC, and registered in the name of the depositary’s nominee. See the section of the Offering Memorandum entitled “Description of New Notes — Book-Entry System for New Notes” for additional information regarding the global notes.

Issue New Notes and/or Old Notes to:

Name(s):

(Please Print)

Address:

(Include Zip Code)

Area Code and

Telephone Number:

Tax Identification or

Social Security Number(s):

Credit unexchanged Old Notes delivered by book-entry transfer to the DTC account set forth below.

(DTC ACCOUNT NUMBER, IF APPLICABLE)

SPECIAL DELIVERY INSTRUCTIONS

(SEE INSTRUCTIONS 3 AND 4)

     To be completed ONLY if certificates for Old Notes not exchanged and/or New Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) above on this Letter of Transmittal or to such person or persons at an address other than shown above in the box entitled “Description of Old Notes” on this Letter of Transmittal. New Notes issued in exchange for Old Notes will be issued only in the form of one or more fully registered global notes, which will be deposited with, or on behalf of the depositary, initially, DTC, and registered in the name of the depositary’s nominee. See the section of the Offering Memorandum entitled “Description of New Notes — Book-Entry System for New Notes” for additional information regarding the global notes.

Mail New Notes and/or Old Notes to:

Name(s):

(Please Print)

Address:

(Include Zip Code)

Area Code and

Telephone Number:

Tax Identification or

Social Security Number(s):

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1.	Delivery of This Letter of Transmittal and Notes; Guaranteed Delivery Procedures

      This Letter of Transmittal is to be completed by holders of Old Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the section of the Offering Memorandum entitled “The Exchange Offer — Procedures for Exchange — Guaranteed Delivery Procedures.” Only a registered holder of Old Notes or a DTC participant listed on a securities position listing furnished by DTC with respect to the Old Notes may tender its Old Notes in the Exchange Offer. Any beneficial owner of Old Notes who is not a registered holder or is not a DTC participant and who wishes to tender should arrange with such registered holder to execute and deliver this Letter of Transmittal on such beneficial owner’s behalf or must, prior to completing and executing this Letter of Transmittal and delivering his, her or its Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such beneficial owner’s name or obtain a properly completed bond power from the registered holder or properly endorsed certificates representing such Old Notes.

      Certificates for all physically tendered Old Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof.

      Holders of Old Notes whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in the section of the Offering Memorandum entitled “The Exchange Offer — Procedures for Exchange — Guaranteed Delivery Procedures.” Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below), (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company (by mail or hand delivery), setting forth the name and address of the holder of Old Notes and the amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within five New York Stock Exchange (“NYSE”) trading days after the Expiration Date, the certificates for all physically tendered Old Notes, or a Book-Entry Confirmation, and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent, and (iii) a properly executed Letter of Transmittal, as well as the certificates for all physically tendered Old Notes in proper form for transfer or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within five NYSE trading days after the Expiration Date.

      THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDERS, BUT THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE, PROPERLY INSURED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. DO NOT SEND THIS LETTER OF TRANSMITTAL OR ANY OLD NOTES TO THE COMPANY. See the section of the Offering Memorandum entitled “The Exchange Offer — Procedures for Exchange — Proper Execution and Delivery of Letter of Transmittal”.

2.	Partial Tenders (Not Applicable to Holders of Old Notes Who Tender by Book-Entry Transfer); Withdrawal Rights

      Tenders of Old Notes will be accepted only in the principal amount of $1,000 and integral multiples thereof. If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Old Notes to be tendered in the box above entitled “Description of Old Notes — Aggregate Principal Amount Tendered.” A reissued certificate representing the balance of nontendered Old Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the Expiration Date. ALL OF THE OLD NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

      Except as otherwise provided herein, tenders of Old Notes may be withdrawn at any time prior to the Expiration Date. In order for a withdrawal to be effective prior to that time, telegram, telex, letter or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person having deposited the Old Notes to be withdrawn, the aggregate principal amount of Old Notes to be withdrawn and (if certificates for such Old Notes have been tendered) the name of the registered holder of the Old Notes as set forth on the certificate for the Old Notes, if different from that of the person who tendered such Old Notes. If certificates for the Old Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such certificates for the Old Notes, the tendering holder must submit the serial numbers shown on the particular certificates for the Old Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Old Notes tendered for the account of an Eligible Institution. If Old Notes have been tendered pursuant to the procedures for book-entry transfer set forth in the section of the Offering Memorandum entitled “The Exchange Offer — Procedures for Exchange — Tender of Old Notes Through DTC”, the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Old Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by telegram, telex, letter or facsimile transmission. Withdrawals of tenders of Old Notes may not be rescinded. Old Notes properly withdrawn will not be deemed to have been validly tendered for purposes of the Exchange Offer, and no New Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Properly withdrawn Old Notes may be retendered at any subsequent time on or prior to the Expiration Date by following the procedures set forth in the section of the Offering Memorandum entitled “The Exchange Offer — Procedures for Exchange”. All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, whose determination shall be final and binding on all parties. Neither the Company, any employees, agents, affiliates or assigns of the Company, the Exchange Agent nor any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give such notification. Any Old Notes which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder as promptly as practicable after withdrawal.

3.	Signatures on This Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures

      If this Letter of Transmittal is signed by the holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates or on a securities position listing without any change whatsoever.

      If any tendered Old Notes are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

      If any tendered Old Notes are registered in different names on several certificates or securities positions listings, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations.

      When this Letter of Transmittal is signed by the holder or holders of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Notes are to be issued, or any nontendered Old Notes are to be reissued, to a person other than the holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

      In connection with any tender of Old Notes in definitive certificated form, if this Letter of Transmittal is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s), and the signatures on such certificate(s) must be guaranteed by an Eligible Institution.

      If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted.

      ENDORSEMENTS ON CERTIFICATES FOR OLD NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL SECURITIES EXCHANGE OR A MEMBER OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. OR BY A COMMERCIAL BANK OR TRUST COMPANY HAVING AN OFFICE OR CORRESPONDENT IN THE UNITED STATES (AN “ELIGIBLE INSTITUTION”).

      SIGNATURES ON THIS LETTER OF TRANSMITTAL NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE OLD NOTES ARE TENDERED: (I) BY A HOLDER OF OLD NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN DTC SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH OLD NOTES) WHO HAS NOT COMPLETED THE BOX ENTITLED “SPECIAL ISSUANCE INSTRUCTIONS” OR “SPECIAL DELIVERY INSTRUCTIONS” ON THIS LETTER OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

4.	Special Issuance and Delivery Instructions.

      Tendering holders of Old Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. A holder of Old Notes tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at DTC as such holder may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name or address of the person signing this Letter of Transmittal or credited to the account listed beneath the box entitled “Description of Old Notes”, as the case may be.

5.	Transfer Taxes.

      The Company will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder. See the section of the Offering Memorandum entitled “The Exchange Offer — Procedures for Exchange — Transfer Taxes”.

      EXCEPT AS PROVIDED IN THIS INSTRUCTION 5, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OLD NOTES SPECIFIED IN THIS LETTER OF TRANSMITTAL.

6.	Taxpayer Identification Number or Certificate of Foreign Status

      Federal income tax law generally requires that a tendering holder whose Old Notes are accepted for exchange must provide the Company (as payor) with such holder’s correct Taxpayer Identification Number (“TIN”) on the

Substitute Form W-9 below, which in the case of a tendering holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption from backup withholding, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the “IRS”). In addition, the Exchange Agent may be required to withhold at the then applicable backup withholding rate on the amount of any reportable payments made after the exchange to such tendering holder of New Notes. If withholding results in an overpayment of taxes, a refund may be obtained.

      Exempt holders of Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the “W-9 Guidelines”) for additional instructions.

      To prevent backup withholding, each tendering holder of Old Notes must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying, under penalties of perjury, that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, or (ii) the holder has not been notified by the IRS that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the IRS has notified the holder that such holder is no longer subject to backup withholding.

      If the Old Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write “applied for” in lieu of its TIN. Note: Checking this box and writing “applied for” on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If the box in Part 2 of the Substitute Form W-9 is checked, the Exchange Agent will withhold at the then applicable backup withholding rate on reportable payments made to a holder during the sixty (60) day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with his or her TIN within sixty (60) days of the Substitute Form W-9, the Exchange Agent will remit such amounts withheld during such sixty (60) day period to such holder and no further amounts will be withheld from payments made to the holder thereafter. If, however, such holder does not provide its TIN to the Exchange Agent within such sixty (60) day period, the Exchange Agent will remit such previously withheld amounts to the IRS as backup withholding and will withhold at the then applicable backup withholding rate on all reportable payments to the holder thereafter until such holder furnishes its TIN to the Exchange Agent.

      If the tendering holder of Old Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Exchange Agent a completed Form W-8BEN, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent.

7.	Determination of Validity.

      The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Notes, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for which, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the section of the Offering Memorandum entitled “The Exchange Offer — Conditions to the Exchange Offer” or any conditions or irregularity in any tender of Old Notes of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. The Company’s interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Old Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Although the Company intends to notify holders of defects or irregularities with respect to tenders of Old Notes, neither the Company, any employees, agents, affiliates or assigns of the Company, the Exchange Agent, nor any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

8.	No Conditional Tenders.

      No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

9.	Mutilated, Lost, Stolen or Destroyed Old Notes.

      Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.	Requests for Assistance or Additional Copies.

      Questions relating to the procedure for tendering, as well as requests for additional copies of the Offering Memorandum and this Letter of Transmittal, may be directed to the Exchange Agent, at the address and telephone number indicated above. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

11.	Waiver of Conditions.

      The company reserves the right, in its sole discretion, to amend, waive or modify specified conditions in the Exchange Offer.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

      GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. — Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

Give the SOCIAL
SECURITY Number
For this type of account:		of —

1.	An individual’s account	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Husband and wife (joint account)	The actual owner of the account or, if joint funds, the first individual on the account(1)
4.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
5.	Adult and minor (joint account)	The adult or, if the minor is the only contributor, the minor(1)
6.	Account in the name of guardian or committee for a designated ward, minor, or incompetent person	The ward, minor, or incompetent person(3)
7.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)
	b. So-called trust account that is not a legal or valid trust under State law	The actual owner(1)
8.	Sole proprietorship account	The owner(4)

For this type of account:		Give the EMPLOYER IDENTIFICATION number of —

9.	A valid trust, estate, or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)(5)
10.	Corporate account	The corporation
11.	Religious, charitable, or educational organization account	The organization
12.	Partnership account held in the name of the business	The partnership
13.	Association, club, or other tax-exempt organization	The organization
14.	A broker or registered nominee	The broker or nominee
15.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The public entity

(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor’s name and furnish the minor’s social security number.
(3) Circle the ward’s, minor’s or incompetent person’s name and furnish such person’s social security number.
(4) Show the name of the owner.
(5) List first and circle the name of the legal trust, estate, or pension trust.

NOTE:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Number Card (for individuals), or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

•	A corporation.

•	A financial institution.

•	An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under Section 403(b)(7).

•	The United States or any agency or instrumentality thereof.

•	A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

•	A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

•	An international organization or any agency, or instrumentality thereof.

•	A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

•	A real estate investment trust.

•	A common trust fund operated by a bank under section 584(a).

•	An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).

•	An entity registered at all times under the Investment Company Act of 1940.

•	A foreign central bank of issue.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under section 1441.

•	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

•	Payments of patronage dividends where the amount received is not paid in money.

•	Payments made by certain foreign organizations.

•	Payments made to a nominee.

•	Payments of interest not generally subject to backup withholding include the following:

•	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments of tax-exempt interest (including exempt-interest dividends under section 852).

•	Payments described in section 6049(b)(5) to nonresident aliens.

•	Payments on tax-free covenant bonds under section 1451.

•	Payments made by certain foreign organizations.
•	Payments made to a nominee.

Exempt payees described above should file a Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A, and 6050N, and the regulations under those sections.

Privacy Act Notice. — Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold on payments of taxable interest and dividends and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding. — If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information. — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

Unless otherwise noted herein, all references to section numbers or regulations are reference to the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

REQUESTER’S NAME: UNITED STATES TRUST COMPANY OF NEW YORK

Substitute
FORM W-9
Department of the Treasury
Internal Revenue Service (IRS)
Payer’s Request for Taxpayer
Identification Number (TIN)
Please fill in your name and address below.
Name
Address (number and street)
City, State and Zip Code	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT OR, IF YOU DO NOT HAVE A TIN, WRITE “APPLIED FOR” AND SIGN THE CERTIFICATION BELOW.	Security Number OR Taxpayer Identification Number

Part 2 — Certification — Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me),
(2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
(3) I am a U.S. person (as defined for U.S. federal income tax purposes).
Certification Instructions — You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). If you are exempt from backup withholding, check the box in Part 4 and see the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9”.
Signature:		Date:

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING ON PAYMENTS MADE TO YOU AS A CONSENT FEE, IF ANY, AS WELL AS FUTURE DIVIDEND PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.
YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE “APPLIED FOR” ON SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that until I provide a taxpayer identification number, all reportable payments made to me will be subject to backup withholding, but will be refunded if I provide a certified taxpayer identification number within 60 days.
Signature:		Date:

      The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.